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                                                                   EXHIBIT 10.28



                  EXECUTIVE SEVERANCE AGREEMENT, dated as of May 24, 1999 (the "Agreement"), between The J.H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and Donald C. Roof (the "Employee").

                  The Employer and the Employee are parties to an Amended and Restated Employment Agreement, dated as of January 1, 1999 (the "Existing Employment Agreement"), and desire to amend and restate, and have this Agreement supersede, the Existing Employment Agreement in its entirety. The Employer desires to continue to retain the Employee to supply services to the Employer, and the Employee desires to continue provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1.        Employment Relationship.

                  (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as President and Chief Executive Officer of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2. Compensation and Benefits. During the Employment Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $400,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices. The Base Salary shall be increased (but not decreased) subject to additional discretionary increases (but not decreases) as determined periodically by the Board of Directors.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee the following amount: (x) with respect to calendar year 1999, an annual bonus payment at the "Minimum," "Plan" or "Maximum" percentage payment

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levels, as the case may be, in accordance with the terms of the Employer's 1999
Executive Bonus Plan and (y) with respect to subsequent calendar years, other annual incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee, payable in all cases on or around March 1 of the following year. The Employee will be entitled to participate in the 1999 Executive Bonus Plan as a Level 0 Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan or other incentive plans (excluding the 1999 Executive Bonus Plan as in effect and applied to the Employee on the date hereof) at any time, although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans. In the event of any conflict or inconsistency between the terms of the 1999 Executive Bonus Plan and the terms of Section 2(b) or 3 of this Agreement, the terms of Sections 2(b) and 3 of this Agreement shall control.

                  (c) Restricted Stock and Stock Options. The Employee has purchased shares of Class A Common Stock of the Employer pursuant to the Securities Purchase and Stockholders Agreement, dated as of May 28, 1997, between the Employer and the Employee (the "1997 Purchase Agreement"), and the Securities Purchase and Stockholders Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Purchase Agreement", and collectively, with the 1997 Purchase Agreement, the "Purchase Agreements"), and has been granted options to acquire shares of Class A Common Stock of the Employer, pursuant to the Stock Option Agreement, dated as of May 28, 1997, between the Employer and the Employee (the "1997 Stock Option Agreement"), the Stock Option Agreement, dated as of September 26, 1998, between the Employer and the Employee (the "1998 Stock Option Agreement") and the Stock Option Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Stock Option Agreement" and collectively, with the 1997 Stock Option Agreement and the 1998 Stock Option Agreement, the "Stock Option Agreements"). The stock options granted to the Employee under the 1997 Stock Option Agreement and the 1998 Stock Option Agreement were granted pursuant to the Employer's 1997 Stock Option Plan and are fully vested and exercisable as of the date hereof. The stock options granted to the Employee under the 1999 Stock Option Agreement were granted pursuant to the Employer's 1999 Stock Option Plan and are subject to vesting in accordance with the terms of the 1999 Stock Option Agreement. The Purchase Agreements and the Stock Option Agreements are referred to in this Agreement as the "Other Agreements." The Employee shall be entitled to participate in current or future equity incentive plans adopted by the Employer on terms substantially similar to those offered to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time in the sole discretion of the Employer's Board of Directors. Except as otherwise provided in the 1999 Stock Option Agreement and in this Agreement with respect to payments under the Executive Bonus Plan and except as hereafter mutually agreed by the Employer and the Employee, in the event of a Change in Control (as defined below), to the extent not fully vested at such time, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or other similar plans maintained by the Employer.

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                  (d) Benefit Plans. During the Employment Period, the Employee
shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans, and company automobile and financial planning perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level 1 Employee and to receive benefits thereunder in accordance with the terms and conditions of such program. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(ii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of two years after the termination date. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(iii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of three years after the termination date. For purposes of this Section 2(d), the Employees' relevant family members shall be those members of the Employee's immediate family covered by the applicable welfare benefit plan immediately prior to the termination date.

                  (e) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  (f) No Mitigation. The Employee shall not be required to mitigate the amount of any payments under this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that the Employee may receive from any other source.

                  SECTION 3.        Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the


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Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 5 and 6, which is not corrected within a reasonable period of time (determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a reduction in Base Salary or benefits provided under this Agreement (other than immaterial reductions in benefits or a reduction in benefits or salary applicable to all of the Employer's bonus eligible employees) or a termination of, or reduction in the percentage level of, the "plan" or "target" bonus opportunity applicable to the Employee from the "Plan" percentage level under the 1999 Executive Bonus Plan in effect on the date hereof (the "Effective Date Plan Percentage"), (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned, provided, however, that Good Reason shall not be deemed to exist due to the travel requirements consistent with the performance of the Employee's services hereunder.

                  (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary earned to the date of termination, and if such termination occurs after December 31st of any year for which a bonus is payable pursuant to Section 2(b) but before such bonus has been paid, the Employer shall pay to the Employee or his estate the bonus due for the preceding year.

                  (ii) Additional Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to (x) the sum of the Employee's annual Base Salary at the annual rate in effect on the date of termination and the Severance Bonus Amount, multiplied by (y) two. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is


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entitled to receive a payment under Section 3(e)(iii). "Severance Bonus Amount"
means an amount equal to the Employee's Base Salary at the annual rate in effect on the date of termination multiplied by a percentage, which is the greater of
(1) the Effective Date Plan Percentage and (2) the "plan" or "target" bonus percentage then applicable under any executive bonus plan or other incentive compensation program for purposes of determining the Employee's annual bonus for the year of termination.

                  (iii) Additional Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer without Cause upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, or (y) by the Employee with Good Reason or by the Employer for any reason other than for Cause within one year after a Change in Control, then the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to the sum of (A) the higher of (1) the Employee's annual Base Salary at the date of such termination or (2) the Employee's annual Base Salary at the time of the Change in Control, in each case multiplied by three and (B) the Severance Bonus Amount multiplied by three. If the Employment Period is terminated by the Employee for any reason other than with Good Reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, the Employee shall be entitled to 50% of the payments specified in this Section 3(e)(iii). If the Employment Period is terminated by the Employee with Good Reason at any time on or after the first anniversary of a Change in Control, the Employee shall be entitled to the payment specified in Section 3(e)(ii).

                  (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination) (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (C) at any time after the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Employer's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (D) individuals serving as directors of the Employer on the date hereof and who were nominated or selected to serve as directors by one or more Principal Shareholders (together


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with any new directors whose election was approved by a vote of (x) such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means (i) Charlesbank Equity Fund IV, Limited Partnership and the investors in such fund, (ii) Charlesbank Equity Fund IV G.P. Limited Partnership, (iii) Charlesbank Capital Partners, LLC (and any other fund managed by Charlesbank Capital Partners, LLC), (iv) any investor (other than The 1818 Mezzanine Fund, L.P.) whose investment in the Employer is approved by the representative of management on the board of the Employer, (v) any new investors in the Company designated as Principal Shareholders by Charlesbank Capital Partners, LLC within one year of the initial investment by Charlesbank Equity Fund IV, Limited Partnership, and (vi) any corporation, partnership, limited liability company or other entity a majority of the capital stock or other ownership interests of which are directly or indirectly owned by any of the foregoing.

                      (v) Other Provisions Applicable to Payments. Any amounts due under this Section 3 and not paid when due shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5 and Section 6 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 7 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4.        Parachute Excise Tax Gross-Up

                  (a) If, as a result of any payment or benefit provided under this Agreement or under any other plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer, either alone or together with such other payments and benefits which the Employee receives or is then entitled to received from the Employer, the Employee becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), (together with any interest and penalties thereon an "Excise Tax"), the Employer shall pay the Employee an amount (the "Gross-Up Payment") sufficient to place the


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Employee in the same after-tax financial position that he would have been in if he had not incurred any tax liability under Section 4999 of the Code. For purposes of determining whether the Employee is subject to an Excise Tax and the amount of any Gross-Up Payment, (i) any payments or benefits received by the Employee (whether pursuant to the terms hereof or pursuant to any plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer) which payments ("Contingent Payments") are deemed to be contingent on a change described in Section 280G(b)(2)(A)(i) of the Code shall be taken into account and (ii) the Employee shall be deemed to pay federal, state and local taxes at the highest marginal applicable rates of such taxes for the calendar year in which the Gross-Up Payment is to be made, net of the maximum deduction from federal income taxes which could be obtained from deduction of any state and local taxes deemed paid by the Employee.

                  (b) The determination of whether the Employee is subject to Excise Tax and the amounts of such Excise Tax and Gross-Up Payment, as well as other calculations hereunder, shall be made at the expense of the Employer by Arthur Andersen, which shall provide the Employee with prompt written notice (the "Employer Notice") setting forth their determinations and calculations. Within 30 days following the receipt by the Employee of the Employer Notice, the Employee may notify the Employer in writing (the "Employee Notice") if the Employee disagrees with such determinations or calculations, setting forth the reasons for any such disagreement. If the Employer and the Employee do not resolve such disagreement within 10 business days following receipt by the Employer of the Employee Notice, such dispute will be resolved in accordance with Section 7(f). The Employer shall pay all reasonable expense incurred by either party in connection with the determinations, calculations, disagreements or resolutions pursuant to this paragraph, including, but not limited to, reasonable legal, consulting or other similar fees.

                  (c) The Employee shall notify the Employer in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employer of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Employee is informed in writing of such claim and shall apprise the Employer of the nature of such claim and the date of which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30 day period following the date on which the Employee gives such notice to the Employer (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employer notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                            (i)   give the Employer any information reasonably
requested by the Employer relating to such claim;

                            (ii)  take such action in connection with contesting
such claim as the Employer shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employer and reasonably satisfactory to the Employee;


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                            (iii) cooperate with the Employer in good faith in
order to effectively contest such claim; and

                            (iv)  permit the Employer to participate in any
proceedings relating to such claim;

                  provided, however, that the Employer shall bear and pay directly all costs and expenses (including, but not limited to, additional interest and penalties and related legal, consulting or other similar fees) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

                  (d) The Employer shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employer shall determine; provided, however, that if the Employer directs the Employee to pay such claim and sue for a refund, the Employer shall advance the amount of such payment to the Employee on an interest-free basis, and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or other tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Employee is required to extend the statute of limitations to enable the Employer to contest such claim, the Employee may limit this extension solely to such contested amount. The Employer's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority. In addition, no position may be taken nor any final resolution be agreed to by the Employer without the Employee's consent if such position or resolution could reasonably be expected to adversely affect the Employee (including any other tax position of the Employee unrelated to the matters covered hereby).

                  (e) As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Employer hereunder, it is possible that Gross-Up Payments which will not have been made by the Employer should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Employer exhausts its remedies and the Employee thereafter is required to pay to the Internal Revenue Service an additional amount in respect of any Excise Tax, the Employer (in the same fashion as set forth in Section 4(b) shall determine the amount of the Underpayment that has occurred and any such Underpayment shall promptly be paid by the Employer to or for the benefit of the Employee.


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                  (f) If, after the receipt by Employee of an amount advanced by the Employer in connection with the contest of an Excise Tax claim, the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall promptly pay to the Employer the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Employer in connection with an Excise Tax claim, a determination is made that Employee shall not be entitled to any refund with respect to such claim and the Employer does not notify the Employee in writing of its intent to contest the denial of such refund prior to the expiration of 30 days after receiving notice of such determination, such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall be offset, to the extent thereof, by the amount of the Gross-Up Payment.

                  SECTION 5.   Confidentiality; Non-Disclosure.

                  (a) (i)  Non-Disclosure Obligation. Except as provided in this
Section 5(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                      (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 5(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the


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Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 6. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent, consultant or principal of another business firm, (x) directly or indirectly engage in North America, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause (x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 6.

                  SECTION 7. General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 6 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5 or Section 6, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 5 or Section 6 or for any breach or threatened breach of any other provision of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Employer's Successors. The Employer shall require any successor or successors (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Employer's business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Employer would be required to perform it in the absence of a succession. The Employer's failure to obtain such agreement prior to the effectiveness of a succession shall be a breach of this Agreement and shall entitle the Employee to all of the compensation and benefits to which he would have been entitled hereunder if the Employer had involuntarily terminated his employment without Cause immediately after such succession become effective. For all purposes under this Agreement, the term "Employer" shall include any successor or successors to the Employer's business and/or assets which executes and delivers the assumption agreement described in the subsection or which becomes bound by this Agreement by operation of law.

                  (e) Employee's Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributee, devisees and legatees.

                  (f) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the

Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (g) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and if the arbitration is definitively decided in the Employee's favor, the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (h) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

                  (i) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                      If to the Employer:

                                    Heafner Tire Group, Inc.
                                    2105 Water Ridge Parkway, Suite 500
                                    Charlotte, North Carolina  28217
                                    Attention:  President
                                    Facsimile:  (704) 423-8987

                           with a copy to:

                                    Howard, Smith & Levin LLP
                                    1330 Avenue of the Americas
                                    New York, New York  10019
                                    Attention:  Scott F. Smith
                                    Facsimile:  (212) 841-1010

                           and:

                                    Charlesbank Capital Partners, LLC
                                    600 Atlantic Avenue
                                    Boston, Massachusetts 02210-2203
                                    Attention: Mark A. Rosen and Tami E. Nason
                                    Facsimile: (617) 619-5402

                           with a copy to:

                                    Skadden, Arps, Slate Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Facsimile:  (212) 735-2000
                                    Attention:  David J. Friedman


                           If to the Employee:

                                    Donald C. Roof
                                    6705 Seton House Lane
                                    Charlotte, NC 28277

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                  (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

                  (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer. The Existing Employment Agreement is expressly superseded and hereby amended and restated in its entirety by this Agreement.

                  (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                  (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND ALL STATE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 7(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                           THE J.H. HEAFNER COMPANY, INC.


                           By: /s/ J. Michael Gaither
                              ----------------------------------------------
                                   J. Michael Gaither
                                   Executive Vice President, General Counsel
                                   and Secretary


                               /s/ Donald C. Roof
                           -------------------------------------------------
                                   Donald C. Roof

                  EXECUTIVE SEVERANCE AGREEMENT, dated as of May 24, 1999 (the "Agreement"), between The J.H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and J.
                  Michael Gaither (the "Employee").

                  The Employer and the Employee are parties to an Amended and Restated Employment Agreement, dated as of January 1, 1999 (the "Existing Employment Agreement"), and desire to amend and restate, and have this Agreement supersede, the Existing Employment Agreement in its entirety. The Employer desires to continue to retain the Employee to supply services to the Employer, and the Employee desires to continue provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1.  Employment Relationship.

                  (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Executive Vice President - Administration of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2.  Compensation and Benefits. During the Employment
                              Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $246,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices. The Base Salary shall be increased (but not decreased) subject to additional discretionary increases (but not decreases) as determined periodically by the Board of Directors.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee an amount equal to the greater of (x) with respect to calendar years 1999, 2000 and 2001, annual fixed bonus payments (the "Fixed Bonus") equal to

15% of the Employee's Base Salary for such year, and (y) (i) with respect to calendar year 1999, an annual bonus payment at the "Minimum", "Plan" or "Maximum" percentage payment levels, as the case may be, in accordance with the terms and conditions of the Employer's 1999 Executive Bonus Plan, or (ii) with respect to subsequent calendar years, other annual incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee, payable in all cases on or around March 1 of the following year. The Employee will be entitled to participate in the 1999 Executive Bonus Plan as a Level 1 Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan and other incentive plans (excluding the Fixed Bonus payable hereunder and the 1999 Executive Bonus Plan as in effect and applied to the Employee on the date hereof) at any time, although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans. In the event of any conflict or inconsistency between the terms of the 1999 Executive Bonus Plan and the terms of Section 2(b) or 3 of this Agreement, the terms of Sections 2(b) and 3 of this Agreement shall control.

                  (c) Restricted Stock and Stock Options. The Employee has purchased shares of Class A Common Stock of the Employer pursuant to the Securities Purchase and Stockholders Agreement, dated as of May 28, 1997, between the Employer and the Employee (the "1997 Purchase Agreement"), and the Securities Purchase and Stockholders Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Purchase Agreement", and collectively, with the 1997 Purchase Agreement, the "Purchase Agreements"), and has been granted options to acquire shares of Class A Common Stock of the Employer, pursuant to the Stock Option Agreement, dated as of May 28, 1997, between the Employer and the Employee (the "1997 Stock Option Agreement"), the Stock Option Agreement, dated as of September 26, 1998, between the Employer and the Employee (the "1998 Stock Option Agreement") and the Stock Option Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Stock Option Agreement" and collectively, with the 1997 Stock Option Agreement and the 1998 Stock Option Agreement, the "Stock Option Agreements"). The stock options granted to the Employee under the 1997 Stock Option Agreement and the 1998 Stock Option Agreement were granted pursuant to the Employer's 1997 Stock Option Plan and are fully vested and exercisable as of the date hereof. The stock options granted to the Employee under the 1999 Stock Option Agreement were granted pursuant to the Employer's 1999 Stock Option Plan and are subject to vesting in accordance with the terms of the 1999 Stock Option Agreement. The Purchase Agreements and the Stock Option Agreements are referred to in this Agreement as the "Other Agreements." The Employee shall be entitled to participate in current or future equity incentive plans adopted by the Employer on terms substantially similar to those offered to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time in the sole discretion of the Employer's Board of Directors. Except as otherwise provided in the 1999 Stock Option Agreement and in this Agreement with respect to payments under the Executive Bonus Plan and except as hereafter mutually agreed by the Employer and the Employee, in the event of a Change in Control (as defined below), to the extent not fully vested at such time, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or other similar plans maintained by the Employer.

                  (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans, and company automobile and financial planning perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level 2 Employee and to receive benefits thereunder in accordance with the terms and conditions of such program. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(ii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of 18 months after the termination date. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(iii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of three years after the termination date. For purposes of this Section 2(d), the Employees' relevant family members shall be those members of the Employee's immediate family covered by the applicable welfare benefit plan immediately prior to the termination date.

                  (e) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  (f) No Mitigation. The Employee shall not be required to mitigate the amount of any payments under this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that the Employee may receive from any other source.

                  SECTION 3.  Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the

Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 5 and 6, which is not corrected within a reasonable period of time (determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a reduction in Base Salary, Fixed Bonus or benefits provided under this Agreement (other than immaterial reductions in benefits or a reduction in benefits or salary applicable to all of the Employer's bonus eligible employees) or a termination of, or reduction in the percentage level of, the "plan" or "target" bonus opportunity applicable to the Employee from the "Plan" percentage level under the 1999 Executive Bonus Plan in effect on the date hereof (the "Effective Date Plan Percentage"), (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned, provided, however, that Good Reason shall not be deemed to exist due to the travel requirements consistent with the performance of the Employee's services hereunder.

                  (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary earned to the date of termination, and if such termination occurs after December 31st of any year for which a bonus is payable pursuant to Section 2(b) but before such bonus has been paid, the Employer shall pay to the Employee or his estate the bonus due for the preceding year. Upon the termination of the Employment Period at any time during calendar year 1999, 2000, or 2001 for any reason other than the reasons set forth in Section 3(e)(ii) or 3(e)(iii) below, the Employer shall pay to the Employee within five business days after such termination, a lump-sum amount equal to the Fixed Bonus earned to the date of termination. Any Fixed Bonus payable under this Section 3(e)(i) shall be prorated if payable for periods of less than one year and shall be payable regardless of whether the Employee is still in the employ of the Employer on the date such bonuses are otherwise declared or payable.

                  (ii) Additional Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to (x) the sum of the Employee's annual Base Salary at the annual rate in effect on the date of termination and the Severance Bonus Amount, multiplied by (y) 1.5. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is entitled to receive a payment under Section 3(e)(iii). "Severance Bonus Amount" means an amount equal to the Employee's Base Salary at the annual rate in effect on the date of termination multiplied by a percentage, which is the greater of (1) the Effective Date Plan Percentage and
(2) the "plan" or "target" bonus percentage then applicable under any executive bonus plan or other incentive compensation program for purposes of determining the Employee's annual bonus for the year of termination.

                  (iii) Additional Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer without Cause upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, or (y) by the Employee with Good Reason or by the Employer for any reason other than for Cause within one year after a Change in Control, then the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to the sum of (A) the higher of (1) the Employee's annual Base Salary at the date of such termination or (2) the Employee's annual Base Salary at the time of the Change in Control, in each case multiplied by three, and (B) the Severance Bonus Amount multiplied by three. If the Employment Period is terminated by the Employee for any reason other than with Good Reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, the Employee shall be entitled to 50% of the payments specified in this Section 3(e)(iii). If the Employment Period is terminated by the Employee with Good Reason at any time on or after the first anniversary of a Change in Control, the Employee shall be entitled to the payment specified in Section 3(e)(ii).

                        (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination) (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (C) at any time after the consummation of an initial public offering of Class A Common Stock of the

Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Employer's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (D) individuals serving as directors of the Employer on the date hereof and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (x) such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means (i) Charlesbank Equity Fund IV, Limited Partnership and the investors in such fund, (ii) Charlesbank Equity Fund IV G.P. Limited Partnership, (iii) Charlesbank Capital Partners, LLC (and any other fund managed by Charlesbank Capital Partners, LLC), (iv) any investor (other than The 1818 Mezzanine Fund, L.P.) whose investment in the Employer is approved by the representative of management on the board of the Employer, (v) any new investors in the Company designated as Principal Shareholders by Charlesbank Capital Partners, LLC within one year of the initial investment by Charlesbank Equity Fund IV, Limited Partnership, and (vi) any corporation, partnership, limited liability company or other entity a majority of the capital stock or other ownership interests of which are directly or indirectly owned by any of the foregoing.

                        (v) Other Provisions Applicable to Payments. Any amounts due under this Section 3 and not paid when due shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5 and Section 6 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 7 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4.  Parachute Excise Tax Gross-Up

                  (a) If, as a result of any payment or benefit provided under this Agreement or under any other plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer, either alone or together with such other payments and benefits which the Employee receives or is then entitled to received from the Employer, the Employee becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), (together with any interest and penalties thereon an "Excise Tax"), the Employer shall pay the Employee an amount (the "Gross-Up Payment") sufficient to place the Employee in the same after-tax financial position that he would have been in if he had not incurred any tax liability under Section 4999 of the Code. For purposes of determining whether the Employee is subject to an Excise Tax and the amount of any Gross-Up Payment, (i) any payments or benefits received by the Employee (whether pursuant to the terms hereof or pursuant to any plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer) which payments ("Contingent Payments") are deemed to be contingent on a change described in Section 280G(b)(2)(A)(i) of the Code shall be taken into account and (ii) the Employee shall be deemed to pay federal, state and local taxes at the highest marginal applicable rates of such taxes for the calendar year in which the Gross-Up Payment is to be made, net of the maximum deduction from federal income taxes which could be obtained from deduction of any state and local taxes deemed paid by the Employee.

                  (b) The determination of whether the Employee is subject to Excise Tax and the amounts of such Excise Tax and Gross-Up Payment, as well as other calculations hereunder, shall be made at the expense of the Employer by Arthur Andersen, which shall provide the Employee with prompt written notice (the "Employer Notice") setting forth their determinations and calculations. Within 30 days following the receipt by the Employee of the Employer Notice, the Employee may notify the Employer in writing (the "Employee Notice") if the Employee disagrees with such determinations or calculations, setting forth the reasons for any such disagreement. If the Employer and the Employee do not resolve such disagreement within 10 business days following receipt by the Employer of the Employee Notice, such dispute will be resolved in accordance with Section 7(f). The Employer shall pay all reasonable expense incurred by either party in connection with the determinations, calculations, disagreements or resolutions pursuant to this paragraph, including, but not limited to, reasonable legal, consulting or other similar fees.

                  (c) The Employee shall notify the Employer in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employer of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Employee is informed in writing of such claim and shall apprise the Employer of the nature of such claim and the date of which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30 day period following the date on which the Employee gives such notice to the Employer (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employer notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                            (i)   give the Employer any information reasonably
requested by the Employer relating to such claim;

                            (ii)  take such action in connection with contesting
such claim as the Employer shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employer and reasonably satisfactory to the Employee;

                            (iii) cooperate with the Employer in good faith in
order to effectively contest such claim; and

                            (iv)  permit the Employer to participate in any
proceedings relating to such claim;

                  provided, however, that the Employer shall bear and pay directly all costs and expenses (including, but not limited to, additional interest and penalties and related legal, consulting or other similar fees) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

                  (d) The Employer shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employer shall determine; provided, however, that if the Employer directs the Employee to pay such claim and sue for a refund, the Employer shall advance the amount of such payment to the Employee on an interest-free basis, and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or other tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Employee is required to extend the statute of limitations to enable the Employer to contest such claim, the Employee may limit this extension solely to such contested amount. The Employer's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority. In addition, no position may be taken nor any final resolution be agreed to by the Employer without the Employee's consent if such position or resolution could reasonably be expected to adversely affect the Employee (including any other tax position of the Employee unrelated to the matters covered hereby).

                  (e) As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Employer hereunder, it is possible that Gross-Up Payments which will not have been made by the Employer should have been made

("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Employer exhausts its remedies and the Employee thereafter is required to pay to the Internal Revenue Service an additional amount in respect of any Excise Tax, the Employer (in the same fashion as set forth in Section 4(b) shall determine the amount of the Underpayment that has occurred and any such Underpayment shall promptly be paid by the Employer to or for the benefit of the Employee.

                  (f) If, after the receipt by Employee of an amount advanced by the Employer in connection with the contest of an Excise Tax claim, the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall promptly pay to the Employer the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Employer in connection with an Excise Tax claim, a determination is made that Employee shall not be entitled to any refund with respect to such claim and the Employer does not notify the Employee in writing of its intent to contest the denial of such refund prior to the expiration of 30 days after receiving notice of such determination, such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall be offset, to the extent thereof, by the amount of the Gross-Up Payment.

                  SECTION 5.  Confidentiality; Non-Disclosure.

                  (a) (i)  Non-Disclosure Obligation. Except as provided in this
Section 5(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                      (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the

Employee's compliance with the provisions of this Section 5(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 6. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent, consultant or principal of another business firm, (x) directly or indirectly engage in North America, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause (x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 6.

                  SECTION 7.  General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 6 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5 or Section 6, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 5 or Section 6 or for any breach or threatened breach of any other provision of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Employer's Successors. The Employer shall require any successor or successors (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Employer's business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Employer would be required to perform it in the absence of a succession. The Employer's failure to obtain such agreement prior to the effectiveness of a succession shall be a breach of this Agreement and shall entitle the Employee to all of the compensation and benefits to which he would have been entitled hereunder if the Employer had involuntarily terminated his employment without Cause immediately after such succession become effective. For all purposes under this Agreement, the term "Employer" shall include any successor or successors to the Employer's business and/or assets which executes and delivers the assumption agreement described in the subsection or which becomes bound by this Agreement by operation of law.

                  (e) Employee's Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributee, devisees and legatees.

                  (f) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (g) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and if the arbitration is definitively decided in the Employee's favor, the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (h) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

                  (i) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                           If to the Employer:

                                    Heafner Tire Group, Inc.
                                    2105 Water Ridge Parkway, Suite 500
                                    Charlotte, North Carolina  28217
                                    Attention:  President
                                    Facsimile:  (704) 423-8987

                           with a copy to:

                                    Howard, Smith & Levin LLP
                                    1330 Avenue of the Americas
                                    New York, New York  10019
                                    Attention:  Scott F. Smith
                                    Facsimile:  (212) 841-1010

                           and:

                                    Charlesbank Capital Partners, LLC
                                    600 Atlantic Avenue
                                    Boston, Massachusetts 02210-2203
                                    Attention: Mark A. Rosen and Tami E. Nason
                                    Facsimile: (617) 619-5402
                           with a copy to:

                                    Skadden, Arps, Slate Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Facsimile:  (212) 735-2000
                                    Attention:  David J. Friedman


                           If to the Employee:

                                    J. Michael Gaither
                                    315 West 7th Street
                                    Newton, NC 28658

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                  (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

                  (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer. The Existing Employment Agreement is expressly superseded and hereby amended and restated in its entirety by this Agreement.

                  (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                  (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND ALL STATE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN

MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 7(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                  THE J.H. HEAFNER COMPANY, INC.



                                  By: /s/ Donald C. Roof
                                     ------------------------------------------
                                          Donald C. Roof
                                          President and Chief Executive Officer


                                      /s/ J. Michael Gaither
                                  ---------------------------------------------
                                          J. Michael Gaither

                  EXECUTIVE SEVERANCE AGREEMENT, dated as of May, 1999 (the "Agreement"), between The J.H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and Daniel K. Brown (the "Employee").

                  The Employer and the Employee are parties to an Amended and Restated Employment Agreement, dated as of January 1, 1999 (the "Existing Employment Agreement"), and desire to amend and restate, and have this Agreement supersede, the Existing Employment Agreement in its entirety. The Employer desires to continue to retain the Employee to supply services to the Employer, and the Employee desires to continue provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1.  Employment Relationship.

                  (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Senior Vice President - Sales of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2.  Compensation and Benefits. During the Employment
                              Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $210,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices. The Base Salary shall be increased (but not decreased) subject to additional discretionary increases (but not decreases) as determined periodically by the Board of Directors.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee an amount equal to the greater of (x) with respect to calendar years 1999, 2000 and 2001, annual fixed bonus payments (the "Fixed Bonus") equal to

15% of the Employee's Base Salary for such year, and (y) (i) with respect to calendar year 1999, an annual bonus payment at the "Minimum", "Plan" or "Maximum" percentage payment levels, as the case may be, in accordance with the terms and conditions of the Employer's 1999 Executive Bonus Plan, or (ii) with respect to subsequent calendar years, other annual incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee, payable in all cases on or around March 1 of the following year. The Employee will be entitled to participate in the 1999 Executive Bonus Plan as a Level 1 Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan and other incentive plans (excluding the Fixed Bonus payable hereunder and the 1999 Executive Bonus Plan as in effect and applied to the Employee on the date hereof) at any time, although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans. In the event of any conflict or inconsistency between the terms of the 1999 Executive Bonus Plan and the terms of Section 2(b) or 3 of this Agreement, the terms of Sections 2(b) and 3 of this Agreement shall control.

                  (c) Restricted Stock and Stock Options. The Employee has purchased shares of Class A Common Stock of the Employer pursuant to the Securities Purchase and Stockholders Agreement, dated as of May 28, 1997, between the Employer and the Employee (the "1997 Purchase Agreement"), and the Securities Purchase and Stockholders Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Purchase Agreement", and collectively, with the 1997 Purchase Agreement, the "Purchase Agreements"), and has been granted options to acquire shares of Class A Common Stock of the Employer, pursuant to the Stock Option Agreement, dated as of May 28, 1997, between the Employer and the Employee (the "1997 Stock Option Agreement"), the Stock Option Agreement, dated as of September 26, 1998, between the Employer and the Employee (the "1998 Stock Option Agreement") and the Stock Option Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Stock Option Agreement" and collectively, with the 1997 Stock Option Agreement and the 1998 Stock Option Agreement, the "Stock Option Agreements"). The stock options granted to the Employee under the 1997 Stock Option Agreement and the 1998 Stock Option Agreement were granted pursuant to the Employer's 1997 Stock Option Plan and are fully vested and exercisable as of the date hereof. The stock options granted to the Employee under the 1999 Stock Option Agreement were granted pursuant to the Employer's 1999 Stock Option Plan and are subject to vesting in accordance with the terms of the 1999 Stock Option Agreement. The Purchase Agreements and the Stock Option Agreements are referred to in this Agreement as the "Other Agreements." The Employee shall be entitled to participate in current or future equity incentive plans adopted by the Employer on terms substantially similar to those offered to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time in the sole discretion of the Employer's Board of Directors. Except as otherwise provided in the 1999 Stock Option Agreement and in this Agreement with respect to payments under the Executive Bonus Plan and except as hereafter mutually agreed by the Employer and the Employee, in the event of a Change in Control (as defined below), to the extent not fully vested at such time, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or other similar plans maintained by the Employer.

                  (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans, and company automobile and financial planning perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level 2 Employee and to receive benefits thereunder in accordance with the terms and conditions of such program. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(ii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of 18 months after the termination date. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(iii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of three years after the termination date. For purposes of this Section 2(d), the Employees' relevant family members shall be those members of the Employee's immediate family covered by the applicable welfare benefit plan immediately prior to the termination date.

                  (e) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  (f) No Mitigation. The Employee shall not be required to mitigate the amount of any payments under this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that the Employee may receive from any other source.

                  SECTION 3.  Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the

Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 5 and 6, which is not corrected within a reasonable period of time (determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a reduction in Base Salary, Fixed Bonus or benefits provided under this Agreement (other than immaterial reductions in benefits or a reduction in benefits or salary applicable to all of the Employer's bonus eligible employees) or a termination of, or reduction in the percentage level of, the "plan" or "target" bonus opportunity applicable to the Employee from the "Plan" percentage level under the 1999 Executive Bonus Plan in effect on the date hereof (the "Effective Date Plan Percentage"), (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned, provided, however, that Good Reason shall not be deemed to exist due to the travel requirements consistent with the performance of the Employee's services hereunder.

                  (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary earned to the date of termination, and if such termination occurs after December 31st of any year for which a bonus is payable pursuant to Section 2(b) but before such bonus has been paid, the Employer shall pay to the Employee or his estate the bonus due for the preceding year. Upon the termination of the Employment Period at any time during calendar year 1999, 2000, or 2001 for any reason other than the reasons set forth in Section 3(e)(ii) or 3(e)(iii) below, the Employer shall pay to the Employee within five business days after such termination, a lump-sum amount equal to the Fixed Bonus earned to the date of termination. Any Fixed Bonus payable under this Section 3(e)(i) shall be prorated if payable for periods of less than one year and shall be payable regardless of whether the Employee is still in the employ of the Employer on the date such bonuses are otherwise declared or payable.

                  (ii) Additional Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to (x) the sum of the Employee's annual Base Salary at the annual rate in effect on the date of termination and the Severance Bonus Amount, multiplied by (y) 1.5. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is entitled to receive a payment under Section 3(e)(iii). "Severance Bonus Amount" means an amount equal to the Employee's Base Salary at the annual rate in effect on the date of termination multiplied by a percentage, which is the greater of (1) the Effective Date Plan Percentage and
(2) the "plan" or "target" bonus percentage then applicable under any executive bonus plan or other incentive compensation program for purposes of determining the Employee's annual bonus for the year of termination.

                  (iii) Additional Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer without Cause upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, or (y) by the Employee with Good Reason or by the Employer for any reason other than for Cause within one year after a Change in Control, then the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to the sum of (A) the higher of (1) the Employee's annual Base Salary at the date of such termination or (2) the Employee's annual Base Salary at the time of the Change in Control, in each case multiplied by three, and (B) the Severance Bonus Amount multiplied by three. If the Employment Period is terminated by the Employee for any reason other than with Good Reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, the Employee shall be entitled to 50% of the payments specified in this Section 3(e)(iii). If the Employment Period is terminated by the Employee with Good Reason at any time on or after the first anniversary of a Change in Control, the Employee shall be entitled to the payment specified in Section 3(e)(ii).

                        (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination) (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (C) at any time after the consummation of an initial public offering of Class A Common Stock of the

Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Employer's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (D) individuals serving as directors of the Employer on the date hereof and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (x) such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means (i) Charlesbank Equity Fund IV, Limited Partnership and the investors in such fund, (ii) Charlesbank Equity Fund IV G.P. Limited Partnership, (iii) Charlesbank Capital Partners, LLC (and any other fund managed by Charlesbank Capital Partners, LLC), (iv) any investor (other than The 1818 Mezzanine Fund, L.P.) whose investment in the Employer is approved by the representative of management on the board of the Employer, (v) any new investors in the Company designated as Principal Shareholders by Charlesbank Capital Partners, LLC within one year of the initial investment by Charlesbank Equity Fund IV, Limited Partnership, and (vi) any corporation, partnership, limited liability company or other entity a majority of the capital stock or other ownership interests of which are directly or indirectly owned by any of the foregoing.

                           (v)  Other Provisions Applicable to Payments.  Any
amounts due under this Section 3 and not paid when due shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5 and Section 6 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 7 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4.  Parachute Excise Tax Gross-Up

                  (a) If, as a result of any payment or benefit provided under this Agreement or under any other plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer, either alone or together with such other payments and benefits which the Employee receives or is then entitled to received from the Employer, the Employee becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), (together with any interest and penalties thereon an "Excise Tax"), the Employer shall pay the Employee an amount (the "Gross-Up Payment") sufficient to place the Employee in the same after-tax financial position that he would have been in if he had not incurred any tax liability under Section 4999 of the Code. For purposes of determining whether the Employee is subject to an Excise Tax and the amount of any Gross-Up Payment, (i) any payments or benefits received by the Employee (whether pursuant to the terms hereof or pursuant to any plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer) which payments ("Contingent Payments") are deemed to be contingent on a change described in Section 280G(b)(2)(A)(i) of the Code shall be taken into account and (ii) the Employee shall be deemed to pay federal, state and local taxes at the highest marginal applicable rates of such taxes for the calendar year in which the Gross-Up Payment is to be made, net of the maximum deduction from federal income taxes which could be obtained from deduction of any state and local taxes deemed paid by the Employee.

                  (b) The determination of whether the Employee is subject to Excise Tax and the amounts of such Excise Tax and Gross-Up Payment, as well as other calculations hereunder, shall be made at the expense of the Employer by Arthur Andersen, which shall provide the Employee with prompt written notice (the "Employer Notice") setting forth their determinations and calculations. Within 30 days following the receipt by the Employee of the Employer Notice, the Employee may notify the Employer in writing (the "Employee Notice") if the Employee disagrees with such determinations or calculations, setting forth the reasons for any such disagreement. If the Employer and the Employee do not resolve such disagreement within 10 business days following receipt by the Employer of the Employee Notice, such dispute will be resolved in accordance with Section 7(f). The Employer shall pay all reasonable expense incurred by either party in connection with the determinations, calculations, disagreements or resolutions pursuant to this paragraph, including, but not limited to, reasonable legal, consulting or other similar fees.

                  (c) The Employee shall notify the Employer in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employer of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Employee is informed in writing of such claim and shall apprise the Employer of the nature of such claim and the date of which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30 day period following the date on which the Employee gives such notice to the Employer (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employer notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                            (i)   give the Employer any information reasonably
requested by the Employer relating to such claim;

                            (ii)  take such action in connection with contesting
such claim as the Employer shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employer and reasonably satisfactory to the Employee;

                            (iii) cooperate with the Employer in good faith in
order to effectively contest such claim; and

                            (iv)  permit the Employer to participate in any
proceedings relating to such claim;

                  provided, however, that the Employer shall bear and pay directly all costs and expenses (including, but not limited to, additional interest and penalties and related legal, consulting or other similar fees) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

                  (d) The Employer shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employer shall determine; provided, however, that if the Employer directs the Employee to pay such claim and sue for a refund, the Employer shall advance the amount of such payment to the Employee on an interest-free basis, and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or other tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Employee is required to extend the statute of limitations to enable the Employer to contest such claim, the Employee may limit this extension solely to such contested amount. The Employer's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority. In addition, no position may be taken nor any final resolution be agreed to by the Employer without the Employee's consent if such position or resolution could reasonably be expected to adversely affect the Employee (including any other tax position of the Employee unrelated to the matters covered hereby).

                  (e) As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Employer hereunder, it is possible that Gross-Up Payments which will not have been made by the Employer should have been made

("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Employer exhausts its remedies and the Employee thereafter is required to pay to the Internal Revenue Service an additional amount in respect of any Excise Tax, the Employer (in the same fashion as set forth in Section 4(b) shall determine the amount of the Underpayment that has occurred and any such Underpayment shall promptly be paid by the Employer to or for the benefit of the Employee.

                  (f) If, after the receipt by Employee of an amount advanced by the Employer in connection with the contest of an Excise Tax claim, the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall promptly pay to the Employer the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Employer in connection with an Excise Tax claim, a determination is made that Employee shall not be entitled to any refund with respect to such claim and the Employer does not notify the Employee in writing of its intent to contest the denial of such refund prior to the expiration of 30 days after receiving notice of such determination, such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall be offset, to the extent thereof, by the amount of the Gross-Up Payment.

                  SECTION 5.  Confidentiality; Non-Disclosure.

                  (a) (i)  Non-Disclosure Obligation. Except as provided in this
Section 5(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                      (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the

Employee's compliance with the provisions of this Section 5(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 6. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent, consultant or principal of another business firm, (x) directly or indirectly engage in North America, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause (x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 6.

                  SECTION 7.  General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 6 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5 or Section 6, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 5 or Section 6 or for any breach or threatened breach of any other provision of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Employer's Successors. The Employer shall require any successor or successors (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Employer's business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Employer would be required to perform it in the absence of a succession. The Employer's failure to obtain such agreement prior to the effectiveness of a succession shall be a breach of this Agreement and shall entitle the Employee to all of the compensation and benefits to which he would have been entitled hereunder if the Employer had involuntarily terminated his employment without Cause immediately after such succession become effective. For all purposes under this Agreement, the term "Employer" shall include any successor or successors to the Employer's business and/or assets which executes and delivers the assumption agreement described in the subsection or which becomes bound by this Agreement by operation of law.

                  (e) Employee's Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributee, devisees and legatees.

                  (f) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (g) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and if the arbitration is definitively decided in the Employee's favor, the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (h) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

                  (i) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                           If to the Employer:

                                    Heafner Tire Group, Inc.
                                    2105 Water Ridge Parkway, Suite 500
                                    Charlotte, North Carolina  28217
                                    Attention:  President
                                    Facsimile:  (704) 423-8987

                           with a copy to:

                                    Howard, Smith & Levin LLP
                                    1330 Avenue of the Americas
                                    New York, New York  10019
                                    Attention:  Scott F. Smith
                                    Facsimile:  (212) 841-1010

                           and:

                                    Charlesbank Capital Partners, LLC
                                    600 Atlantic Avenue
                                    Boston, Massachusetts 02210-2203
                                    Attention: Mark A. Rosen and Tami E. Nason
                                    Facsimile: (617) 619-5402
                           with a copy to:

                                    Skadden, Arps, Slate Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Facsimile:  (212) 735-2000
                                    Attention:  David J. Friedman


                           If to the Employee:

                                    Daniel K. Brown
                                    17915 Jetton Road
                                    Cornelius, NC 28031

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                  (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

                  (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer. The Existing Employment Agreement is expressly superseded and hereby amended and restated in its entirety by this Agreement.

                  (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                  (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND ALL STATE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN

MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 7(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                   THE J.H. HEAFNER COMPANY, INC.



                                   By: /s/ Donald C. Roof
                                      ------------------------------------------
                                           Donald C. Roof
                                           President and Chief Executive Officer


                                       /s/ Daniel K. Brown
                                   ---------------------------------------------
                                           Daniel K. Brown

                  EXECUTIVE SEVERANCE AGREEMENT, dated as of May 24, 1999 (the "Agreement"), between The J.H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and Richard P. Johnson (the "Employee").

                  The Employer and the Employee are parties to an Employment Agreement, dated as of May 20, 1998 (the "Existing Employment Agreement"), and desire to amend and restate, and have this Agreement supersede, the Existing Employment Agreement in its entirety. The Employer desires to continue to retain the Employee to supply services to the Employer, and the Employee desires to continue provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1.  Employment Relationship.

                  (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as President - Heafner/Itco of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2.  Compensation and Benefits. During the Employment
                              Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $275,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices. The Base Salary shall be increased (but not decreased) subject to additional discretionary increases (but not decreases) as determined periodically by the Board of Directors.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee an amount equal to the greater of (x) with respect to calendar years 1999, 2000 and 2001, annual fixed bonus payments (the "Fixed Bonus") equal to 15% of the Employee's Base Salary for such year, and (y) (i) with respect to calendar year 1999, an annual bonus payment at the "Minimum", "Plan" or "Maximum" percentage payment levels, as the case may be, in accordance with the terms and conditions of the Employer's 1999 Executive Bonus Plan, or (ii) with respect to subsequent calendar years, other annual incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee, payable in all cases on or around March 1 of the following year. The Employee will be entitled to participate in the 1999 Executive Bonus Plan as a Level 1 Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan and other incentive plans (excluding the Fixed Bonus payable hereunder and the 1999 Executive Bonus Plan as in effect and applied to the Employee on the date hereof) at any time, although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans. In the event of any conflict or inconsistency between the terms of the 1999 Executive Bonus Plan and the terms of Section 2(b) or 3 of this Agreement, the terms of Sections 2(b) and 3 of this Agreement shall control.

                  (c) Restricted Stock and Stock Options. The Employee has purchased shares of Class A Common Stock of the Employer pursuant the Securities Purchase and Stockholders Agreement, dated as of the date hereof, between the Employer and the Employee (the "Purchase Agreement"), and has been granted options to acquire shares of Class A Common Stock of the Employer, pursuant to the Stock Option Agreement, dated as of September 26, 1998, between the Employer and the Employee (the "1998 Stock Option Agreement") and the Stock Option Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Stock Option Agreement" and collectively, with the 1998 Stock Option Agreement, the "Stock Option Agreements"). The stock options granted to the Employee under the 1998 Stock Option Agreement were granted pursuant to the Employer's 1997 Stock Option Plan and are fully vested and exercisable as of the date hereof. The stock options granted to the Employee under the 1999 Stock Option Agreement were granted pursuant to the Employer's 1999 Stock Option Plan and are subject to vesting in accordance with the terms of the 1999 Stock Option Agreement. The Purchase Agreement and the Stock Option Agreements are referred to in this Agreement as the "Other Agreements." The Employee shall be entitled to participate in current or future equity incentive plans adopted by the Employer on terms substantially similar to those offered to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time in the sole discretion of the Employer's Board of Directors. Except as otherwise provided in the 1999 Stock Option Agreement and in this Agreement with respect to payments under the Executive Bonus Plan and except as hereafter mutually agreed by the Employer and the Employee, in the event of a Change in Control (as defined below), to the extent not fully vested at such time, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or other similar plans maintained by the Employer.

                  (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans, and company automobile and financial planning perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level 2 Employee and to receive benefits thereunder in accordance with the terms and conditions of such program. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(ii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of 18 months after the termination date. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(iii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of three years after the termination date. For purposes of this Section 2(d), the Employees' relevant family members shall be those members of the Employee's immediate family covered by the applicable welfare benefit plan immediately prior to the termination date.

                  (e) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  (f) No Mitigation. The Employee shall not be required to mitigate the amount of any payments under this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that the Employee may receive from any other source.

                  SECTION 3.  Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 5 and 6, which is not corrected within a reasonable period of time

(determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a reduction in Base Salary, Fixed Bonus or benefits provided under this Agreement (other than immaterial reductions in benefits or a reduction in benefits or salary applicable to all of the Employer's bonus eligible employees) or a termination of, or reduction in the percentage level of, the "plan" or "target" bonus opportunity applicable to the Employee from the "Plan" percentage level under the 1999 Executive Bonus Plan in effect on the date hereof (the "Effective Date Plan Percentage"), (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned, provided, however, that Good Reason shall not be deemed to exist due to the travel requirements consistent with the performance of the Employee's services hereunder.

                  (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary earned to the date of termination, and if such termination occurs after December 31st of any year for which a bonus is payable pursuant to Section 2(b) but before such bonus has been paid, the Employer shall pay to the Employee or his estate the bonus due for the preceding year. Upon the termination of the Employment Period at any time during calendar year 1999, 2000, or 2001 for any reason other than the reasons set forth in Section 3(e)(ii) or 3(e)(iii) below, the Employer shall pay to the Employee within five business days after such termination, a lump-sum amount equal to the Fixed Bonus earned to the date of termination. Any Fixed Bonus payable under this Section 3(e)(i) shall be prorated if payable for periods of less than one year and shall be payable regardless of whether the Employee is still in the employ of the Employer on the date such bonuses are otherwise declared or payable.

                  (ii) Additional Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to (x) the sum of the Employee's annual Base Salary at the annual rate in effect on the date of termination and the Severance Bonus Amount, multiplied by (y) 1.5. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is entitled to receive a payment under Section 3(e)(iii). "Severance Bonus Amount" means an amount equal to the Employee's Base Salary at the annual rate in effect on the date of termination multiplied by a percentage, which is the greater of (1) the Effective Date Plan Percentage and
(2) the "plan" or "target" bonus percentage then applicable under any executive bonus plan or other incentive compensation program for purposes of determining the Employee's annual bonus for the year of termination.

                  (iii) Additional Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer without Cause upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, or (y) by the Employee with Good Reason or by the Employer for any reason other than for Cause within one year after a Change in Control, then the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to the sum of (A) the higher of (1) the Employee's annual Base Salary at the date of such termination or (2) the Employee's annual Base Salary at the time of the Change in Control, in each case multiplied by three, and (B) the Severance Bonus Amount multiplied by three. If the Employment Period is terminated by the Employee for any reason other than with Good Reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, the Employee shall be entitled to 50% of the payments specified in this Section 3(e)(iii). If the Employment Period is terminated by the Employee with Good Reason at any time on or after the first anniversary of a Change in Control, the Employee shall be entitled to the payment specified in Section 3(e)(ii).

                  (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination) (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (C) at any time after the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Employer's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (D) individuals serving as directors of the Employer on the date hereof and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (x) such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means (i) Charlesbank Equity Fund IV, Limited Partnership and the investors in such fund, (ii) Charlesbank Equity Fund IV G.P. Limited Partnership, (iii) Charlesbank Capital Partners, LLC (and any other fund managed by Charlesbank Capital Partners, LLC), (iv) any investor (other than The 1818 Mezzanine Fund, L.P.) whose investment in the Employer is approved by the representative of management on the board of the Employer, (v) any new investors in the Company designated as Principal Shareholders by Charlesbank Capital Partners, LLC within one year of the initial investment by Charlesbank Equity Fund IV, Limited Partnership, and (vi) any corporation, partnership, limited liability company or other entity a majority of the capital stock or other ownership interests of which are directly or indirectly owned by any of the foregoing.

                      (v) Other Provisions Applicable to Payments. Any amounts due under this Section 3 and not paid when due shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5 and Section 6 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 7 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4.  Parachute Excise Tax Gross-Up

                  (a) If, as a result of any payment or benefit provided under this Agreement or under any other plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer, either alone or together with such other payments and benefits which the Employee receives or is then entitled to received from the Employer, the Employee becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), (together with any interest and penalties thereon an "Excise Tax"), the Employer shall pay the Employee an amount (the "Gross-Up Payment") sufficient to place the Employee in the same after-tax financial position that he would have been in if he had not incurred any tax liability under Section 4999 of the Code. For purposes of determining whether the Employee is subject to an Excise Tax and the amount of any Gross-Up Payment, (i) any payments or benefits received by the Employee (whether pursuant to the terms hereof or pursuant to any plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer) which payments ("Contingent Payments") are deemed to be contingent on a change described in Section 280G(b)(2)(A)(i) of the Code shall be taken into account and (ii) the Employee shall be deemed to pay federal, state and local taxes at the highest marginal applicable rates of such taxes for the calendar year in which the Gross-Up Payment is to be made, net of the maximum deduction from federal income taxes which could be obtained from deduction of any state and local taxes deemed paid by the Employee.

                  (b) The determination of whether the Employee is subject to Excise Tax and the amounts of such Excise Tax and Gross-Up Payment, as well as other calculations hereunder, shall be made at the expense of the Employer by Arthur Andersen, which shall provide the Employee with prompt written notice (the "Employer Notice") setting forth their determinations and calculations. Within 30 days following the receipt by the Employee of the Employer Notice, the Employee may notify the Employer in writing (the "Employee Notice") if the Employee disagrees with such determinations or calculations, setting forth the reasons for any such disagreement. If the Employer and the Employee do not resolve such disagreement within 10 business days following receipt by the Employer of the Employee Notice, such dispute will be resolved in accordance with Section 7(f). The Employer shall pay all reasonable expense incurred by either party in connection with the determinations, calculations, disagreements or resolutions pursuant to this paragraph, including, but not limited to, reasonable legal, consulting or other similar fees.

                  (c) The Employee shall notify the Employer in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employer of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Employee is informed in writing of such claim and shall apprise the Employer of the nature of such claim and the date of which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30 day period following the date on which the Employee gives such notice to the Employer (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employer notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                      (i) give the Employer any information reasonably requested by the Employer relating to such claim;

                      (ii) take such action in connection with contesting such claim as the Employer shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employer and reasonably satisfactory to the Employee;

                      (iii) cooperate with the Employer in good faith in order to effectively contest such claim; and

                      (iv) permit the Employer to participate in any proceedings relating to such claim;

                  provided, however, that the Employer shall bear and pay directly all costs and expenses (including, but not limited to, additional interest and penalties and related legal, consulting or other similar fees) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

                  (d) The Employer shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employer shall determine; provided, however, that if the Employer directs the Employee to pay such claim and sue for a refund, the Employer shall advance the amount of such payment to the Employee on an interest-free basis, and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or other tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Employee is required to extend the statute of limitations to enable the Employer to contest such claim, the Employee may limit this extension solely to such contested amount. The Employer's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority. In addition, no position may be taken nor any final resolution be agreed to by the Employer without the Employee's consent if such position or resolution could reasonably be expected to adversely affect the Employee (including any other tax position of the Employee unrelated to the matters covered hereby).

                  (e) As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Employer hereunder, it is possible that Gross-Up Payments which will not have been made by the Employer should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Employer exhausts its remedies and the Employee thereafter is required to pay to the Internal Revenue Service an additional amount in respect of any Excise Tax, the Employer (in the same fashion as set forth in Section 4(b) shall determine the amount of the Underpayment that has occurred and any such Underpayment shall promptly be paid by the Employer to or for the benefit of the Employee.

                  (f) If, after the receipt by Employee of an amount advanced by the Employer in connection with the contest of an Excise Tax claim, the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall promptly pay to the Employer the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Employer in connection with an Excise Tax claim, a determination is made that Employee shall not be entitled to any refund with respect to such claim and the Employer does not notify the Employee in writing of its intent to contest the denial of such refund prior to the expiration of 30 days after receiving notice of such determination, such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall be offset, to the extent thereof, by the amount of the Gross-Up Payment.

                  SECTION 5.  Confidentiality; Non-Disclosure.

                  (a) (i)  Non-Disclosure Obligation. Except as provided in this
Section 5(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                      (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 5(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 6. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent, consultant or principal of another business firm, (x) directly or indirectly engage in North America, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause (x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 6.

                  SECTION 7.  General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 6 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5 or Section 6, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 5 or Section 6 or for any breach or threatened breach of any other provision of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Employer's Successors. The Employer shall require any successor or successors (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Employer's business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Employer would be required to perform it in the absence of a succession. The Employer's failure to obtain such agreement prior to the effectiveness of a succession shall be a breach of this Agreement and shall entitle the Employee to all of the compensation and benefits to which he would have been entitled hereunder if the Employer had involuntarily terminated his employment without Cause immediately after such succession become effective. For all purposes under this Agreement, the term "Employer" shall include any successor or successors to the Employer's business and/or assets which executes and delivers the assumption agreement described in the subsection or which becomes bound by this Agreement by operation of law.

                  (e) Employee's Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributee, devisees and legatees.

                  (f) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (g) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and if the arbitration is definitively decided in the Employee's favor, the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (h) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

                  (i) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                           If to the Employer:

                                    Heafner Tire Group, Inc.
                                    2105 Water Ridge Parkway, Suite 500
                                    Charlotte, North Carolina  28217
                                    Attention:  President
                                    Facsimile:  (704) 423-8987

                           with a copy to:

                                    Howard, Smith & Levin LLP
                                    1330 Avenue of the Americas
                                    New York, New York  10019
                                    Attention:  Scott F. Smith
                                    Facsimile:  (212) 841-1010

                           and:

                                    Charlesbank Capital Partners, LLC
                                    600 Atlantic Avenue
                                    Boston, Massachusetts 02210-2203
                                    Attention: Mark A. Rosen and Tami E. Nason
                                    Facsimile: (617) 619-5402

                           with a copy to:

                                    Skadden, Arps, Slate Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Facsimile:  (212) 735-2000
                                    Attention:  David J. Friedman


                           If to the Employee:

                                    Richard P. Johnson
                                    18816 Balmore Pines Lane
                                    Cornelius, NC 28031

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                  (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

                  (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer. The Existing Employment Agreement is expressly superseded and hereby amended and restated in its entirety by this Agreement.

                  (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                  (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND ALL STATE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 7(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                   THE J.H. HEAFNER COMPANY, INC.


                                   By: /s/ Donald C. Roof
                                      ------------------------------------------
                                           Donald C. Roof
                                           President and Chief Executive Officer


                                       /s/ Richard P. Johnson
                                      ------------------------------------------
                                           Richard P. Johnson

                  EXECUTIVE SEVERANCE AGREEMENT, dated as of May 24, 1999 (the "Agreement"), between The J.H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and P. Douglas Roberts (the "Employee").

                  The Employer and the Employee are parties to an Employment Agreement, dated as of November 15, 1998 (the "Existing Employment Agreement"), and desire to amend and restate, and have this Agreement supersede, the Existing Employment Agreement in its entirety. The Employer desires to continue to retain the Employee to supply services to the Employer, and the Employee desires to continue provide such services to the Employer, on the terms and subject to the conditions set forth in this Agreement.

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1.  Employment Relationship.

                  (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as President - Winston of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2.  Compensation and Benefits. During the Employment
                              Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $230,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices. The Base Salary shall be increased (but not decreased) subject to additional discretionary increases (but not decreases) as determined periodically by the Board of Directors.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee an amount equal to the greater of (x) with respect to calendar years 1999, 2000 and 2001, annual fixed bonus payments (the "Fixed Bonus") equal to 15% of the Employee's Base Salary for such year, and (y) (i) with respect to calendar year 1999, an annual bonus payment at the "Minimum", "Plan" or "Maximum" percentage payment levels, as the case may be, in accordance with the terms and conditions of the Employer's 1999 Executive Bonus Plan, or (ii) with respect to subsequent calendar years, other annual incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee, payable in all cases on or around March 1 of the following year. The Employee will be entitled to participate in the 1999 Executive Bonus Plan as a Level 1 Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan and other incentive plans (excluding the Fixed Bonus payable hereunder and the 1999 Executive Bonus Plan as in effect and applied to the Employee on the date hereof) at any time, although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans. In the event of any conflict or inconsistency between the terms of the 1999 Executive Bonus Plan and the terms of Section 2(b) or 3 of this Agreement, the terms of Sections 2(b) and 3 of this Agreement shall control.

                  (c) Restricted Stock and Stock Options. The Employee has purchased shares of Class A Common Stock of the Employer pursuant the Securities Purchase and Stockholders Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Purchase Agreement"), and has been granted options to acquire shares of Class A Common Stock of the Employer, pursuant to the Stock Option Agreement, dated as of September 26, 1998, between the Employer and the Employee (the "1998 Stock Option Agreement") and the Stock Option Agreement, dated as of the date hereof, between the Employer and the Employee (the "1999 Stock Option Agreement" and collectively, with the 1998 Stock Option Agreement, the "Stock Option Agreements"). The stock options granted to the Employee under the 1998 Stock Option Agreement were granted pursuant to the Employer's 1997 Stock Option Plan and are fully vested and exercisable as of the date hereof. The stock options granted to the Employee under the 1999 Stock Option Agreement were granted pursuant to the Employer's 1999 Stock Option Plan and are subject to vesting in accordance with the terms of the 1999 Stock Option Agreement. The 1999 Purchase Agreement and the Stock Option Agreements are referred to in this Agreement as the "Other Agreements." The Employee shall be entitled to participate in current or future equity incentive plans adopted by the Employer on terms substantially similar to those offered to members of the Employer's Executive Committee or other division Presidents of the Employer. Such grants may be awarded from time to time in the sole discretion of the Employer's Board of Directors. Except as otherwise provided in the 1999 Stock Option Agreement and in this Agreement with respect to payments under the Executive Bonus Plan and except as hereafter mutually agreed by the Employer and the Employee, in the event of a Change in Control (as defined below), to the extent not fully vested at such time, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or other similar plans maintained by the Employer.

                  (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans, and company automobile and financial planning perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level 2 Employee and to receive benefits thereunder in accordance with the terms and conditions of such program. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(ii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of 18 months after the termination date. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(iii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of three years after the termination date. For purposes of this Section 2(d), the Employees' relevant family members shall be those members of the Employee's immediate family covered by the applicable welfare benefit plan immediately prior to the termination date.

                  (e) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  (f) No Mitigation. The Employee shall not be required to mitigate the amount of any payments under this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that the Employee may receive from any other source.

                  SECTION 3.  Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 5 and 6, which is not corrected within a reasonable period of time

(determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a reduction in Base Salary, Fixed Bonus or benefits provided under this Agreement (other than immaterial reductions in benefits or a reduction in benefits or salary applicable to all of the Employer's bonus eligible employees) or a termination of, or reduction in the percentage level of, the "plan" or "target" bonus opportunity applicable to the Employee from the "Plan" percentage level under the 1999 Executive Bonus Plan in effect on the date hereof (the "Effective Date Plan Percentage"), (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned, provided, however, that Good Reason shall not be deemed to exist due to the travel requirements consistent with the performance of the Employee's services hereunder.

                  (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary earned to the date of termination, and if such termination occurs after December 31st of any year for which a bonus is payable pursuant to Section 2(b) but before such bonus has been paid, the Employer shall pay to the Employee or his estate the bonus due for the preceding year. Upon the termination of the Employment Period at any time during calendar year 1999, 2000, or 2001 for any reason other than the reasons set forth in Section 3(e)(ii) or 3(e)(iii) below, the Employer shall pay to the Employee within five business days after such termination, a lump-sum amount equal to the Fixed Bonus earned to the date of termination. Any Fixed Bonus payable under this Section 3(e)(i) shall be prorated if payable for periods of less than one year and shall be payable regardless of whether the Employee is still in the employ of the Employer on the date such bonuses are otherwise declared or payable.

                  (ii) Additional Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to (x) the sum of the Employee's annual Base Salary at the annual rate in effect on the date of termination and the Severance Bonus Amount, multiplied by (y) 1.5. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is entitled to receive a payment under Section 3(e)(iii). "Severance Bonus Amount" means an amount equal to the Employee's Base Salary at the annual rate in effect on the date of termination multiplied by a percentage, which is the greater of (1) the Effective Date Plan Percentage and
(2) the "plan" or "target" bonus percentage then applicable under any executive bonus plan or other incentive compensation program for purposes of determining the Employee's annual bonus for the year of termination.

                  (iii) Additional Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer without Cause upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, or (y) by the Employee with Good Reason or by the Employer for any reason other than for Cause within one year after a Change in Control, then the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to the sum of (A) the higher of (1) the Employee's annual Base Salary at the date of such termination or (2) the Employee's annual Base Salary at the time of the Change in Control, in each case multiplied by three, and (B) the Severance Bonus Amount multiplied by three. If the Employment Period is terminated by the Employee for any reason other than with Good Reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, the Employee shall be entitled to 50% of the payments specified in this Section 3(e)(iii). If the Employment Period is terminated by the Employee with Good Reason at any time on or after the first anniversary of a Change in Control, the Employee shall be entitled to the payment specified in Section 3(e)(ii).

                        (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination) (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (C) at any time after the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Employer's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (D) individuals serving as directors of the Employer on the date hereof and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (x) such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means (i) Charlesbank Equity Fund IV, Limited Partnership and the investors in such fund, (ii) Charlesbank Equity Fund IV G.P. Limited Partnership, (iii) Charlesbank Capital Partners, LLC (and any other fund managed by Charlesbank Capital Partners, LLC), (iv) any investor (other than The 1818 Mezzanine Fund, L.P.) whose investment in the Employer is approved by the representative of management on the board of the Employer, (v) any new investors in the Company designated as Principal Shareholders by Charlesbank Capital Partners, LLC within one year of the initial investment by Charlesbank Equity Fund IV, Limited Partnership, and (vi) any corporation, partnership, limited liability company or other entity a majority of the capital stock or other ownership interests of which are directly or indirectly owned by any of the foregoing.

                      (v) Other Provisions Applicable to Payments. Any amounts due under this Section 3 and not paid when due shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5 and Section 6 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 7 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4.  Parachute Excise Tax Gross-Up

                  (a) If, as a result of any payment or benefit provided under this Agreement or under any other plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer, either alone or together with such other payments and benefits which the Employee receives or is then entitled to received from the Employer, the Employee becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), (together with any interest and penalties thereon an "Excise Tax"), the Employer shall pay the Employee an amount (the "Gross-Up Payment") sufficient to place the Employee in the same after-tax financial position that he would have been in if he had not incurred any tax liability under Section 4999 of the Code. For purposes of determining whether the Employee is subject to an Excise Tax and the amount of any Gross-Up Payment, (i) any payments or benefits received by the Employee (whether pursuant to the terms hereof or pursuant to any plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer) which payments ("Contingent Payments") are deemed to be contingent on a change described in Section 280G(b)(2)(A)(i) of the Code shall be taken into account and (ii) the Employee shall be deemed to pay federal, state and local taxes at the highest marginal applicable rates of such taxes for the calendar year in which the Gross-Up Payment is to be made, net of the maximum deduction from federal income taxes which could be obtained from deduction of any state and local taxes deemed paid by the Employee.

                  (b) The determination of whether the Employee is subject to Excise Tax and the amounts of such Excise Tax and Gross-Up Payment, as well as other calculations hereunder, shall be made at the expense of the Employer by Arthur Andersen, which shall provide the Employee with prompt written notice (the "Employer Notice") setting forth their determinations and calculations. Within 30 days following the receipt by the Employee of the Employer Notice, the Employee may notify the Employer in writing (the "Employee Notice") if the Employee disagrees with such determinations or calculations, setting forth the reasons for any such disagreement. If the Employer and the Employee do not resolve such disagreement within 10 business days following receipt by the Employer of the Employee Notice, such dispute will be resolved in accordance with Section 7(f). The Employer shall pay all reasonable expense incurred by either party in connection with the determinations, calculations, disagreements or resolutions pursuant to this paragraph, including, but not limited to, reasonable legal, consulting or other similar fees.

                  (c) The Employee shall notify the Employer in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employer of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Employee is informed in writing of such claim and shall apprise the Employer of the nature of such claim and the date of which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30 day period following the date on which the Employee gives such notice to the Employer (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employer notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                      (i) give the Employer any information reasonably requested by the Employer relating to such claim;

                      (ii) take such action in connection with contesting such claim as the Employer shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employer and reasonably satisfactory to the Employee;

                            (iii) cooperate with the Employer in good faith in
order to effectively contest such claim; and

                            (iv)  permit the Employer to participate in any
proceedings relating to such claim;

                  provided, however, that the Employer shall bear and pay directly all costs and expenses (including, but not limited to, additional interest and penalties and related legal, consulting or other similar fees) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

                  (d) The Employer shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employer shall determine; provided, however, that if the Employer directs the Employee to pay such claim and sue for a refund, the Employer shall advance the amount of such payment to the Employee on an interest-free basis, and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or other tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Employee is required to extend the statute of limitations to enable the Employer to contest such claim, the Employee may limit this extension solely to such contested amount. The Employer's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority. In addition, no position may be taken nor any final resolution be agreed to by the Employer without the Employee's consent if such position or resolution could reasonably be expected to adversely affect the Employee (including any other tax position of the Employee unrelated to the matters covered hereby).

                  (e) As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Employer hereunder, it is possible that Gross-Up Payments which will not have been made by the Employer should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Employer exhausts its remedies and the Employee thereafter is required to pay to the Internal Revenue Service an additional amount in respect of any Excise Tax, the Employer (in the same fashion as set forth in Section 4(b) shall determine the amount of the Underpayment that has occurred and any such Underpayment shall promptly be paid by the Employer to or for the benefit of the Employee.

                  (f) If, after the receipt by Employee of an amount advanced by the Employer in connection with the contest of an Excise Tax claim, the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall promptly pay to the Employer the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Employer in connection with an Excise Tax claim, a determination is made that Employee shall not be entitled to any refund with respect to such claim and the Employer does not notify the Employee in writing of its intent to contest the denial of such refund prior to the expiration of 30 days after receiving notice of such determination, such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall be offset, to the extent thereof, by the amount of the Gross-Up Payment.

                  SECTION 5.  Confidentiality; Non-Disclosure.

                  (a) (i)   Non-Disclosure Obligation. Except as provided in
this Section 5(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                      (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 5(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 6. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent, consultant or principal of another business firm, (x) directly or indirectly engage in North America, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause (x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 6.

                  SECTION 7.  General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 6 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5 or Section 6, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 5 or Section 6 or for any breach or threatened breach of any other provision of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Employer's Successors. The Employer shall require any successor or successors (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Employer's business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Employer would be required to perform it in the absence of a succession. The Employer's failure to obtain such agreement prior to the effectiveness of a succession shall be a breach of this Agreement and shall entitle the Employee to all of the compensation and benefits to which he would have been entitled hereunder if the Employer had involuntarily terminated his employment without Cause immediately after such succession become effective. For all purposes under this Agreement, the term "Employer" shall include any successor or successors to the Employer's business and/or assets which executes and delivers the assumption agreement described in the subsection or which becomes bound by this Agreement by operation of law.

                  (e) Employee's Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributee, devisees and legatees.

                  (f) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (g) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and if the arbitration is definitively decided in the Employee's favor, the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (h) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

                  (i) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                           If to the Employer:

                                    Heafner Tire Group, Inc.
                                    2105 Water Ridge Parkway, Suite 500
                                    Charlotte, North Carolina  28217
                                    Attention:  President
                                    Facsimile:  (704) 423-8987

                           with a copy to:

                                    Howard, Smith & Levin LLP
                                    1330 Avenue of the Americas
                                    New York, New York  10019
                                    Attention:  Scott F. Smith
                                    Facsimile:  (212) 841-1010

                           and:

                                    Charlesbank Capital Partners, LLC
                                    600 Atlantic Avenue
                                    Boston, Massachusetts 02210-2203
                                    Attention: Mark A. Rosen and Tami E. Nason
                                    Facsimile: (617) 619-5402

                           with a copy to:

                                    Skadden, Arps, Slate Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Facsimile:  (212) 735-2000
                                    Attention:  David J. Friedman


                           If to the Employee:

                                    P. Douglas Roberts
                                    4520 Golf Course Drive
                                    Westlake Village, CA 91362

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                  (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

                  (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer. The Existing Employment Agreement is expressly superseded and hereby amended and restated in its entirety by this Agreement.

                  (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                  (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND ALL STATE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 7(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                   THE J.H. HEAFNER COMPANY, INC.


                                   By: /s/ Donald C. Roof
                                      ------------------------------------------
                                           Donald C. Roof
                                           President and Chief Executive Officer


                                       /s/ P. Douglas Roberts
                                   ---------------------------------------------
                                           P. Douglas Roberts

                  EXECUTIVE SEVERANCE AGREEMENT, dated as of May 24, 1999 (the "Agreement"), between The J.H. Heafner Company, Inc., a North Carolina corporation (the "Employer"), and J.
                  Lewis McKnight, Jr. (the "Employee").

                  In consideration of (i) the Employee's agreement to supply services under this Agreement and (ii) the mutual agreements set forth below, the sufficiency of which is hereby acknowledged, the Employer and the Employee agree as follows:

                  SECTION 1.  Employment Relationship.

                  (a) Employment by Employer. The Employer hereby employs the Employee, and the Employee hereby agrees to be employed by the Employer, as Vice President - Corporate Controller of the Employer, and the Employee will devote all of his business time, attention, knowledge and skills and use his best efforts during the Employment Period to perform services and duties consistent with his title and position (the "Services") for the Employer in accordance with directions given to the Employee from time to time by the Board of Directors of the Employer.

                  (b) Employment Period. The period commencing on the date of this Agreement and ending on the date on which this Agreement is terminated is referred to herein as the "Employment Period." During the Employment Period, the Employee will be an at-will employee of the Employer. The Employment Period shall be freely terminable for any reason by either party at any time.

                  SECTION 2.  Compensation and Benefits. During the Employment
                              Period:

                  (a) Base Compensation. The Employer shall pay to the Employee a base salary of $100,000 per annum (the "Base Salary"), payable in accordance with the Employer's payroll practices. The Base Salary shall be increased (but not decreased) subject to additional discretionary increases (but not decreases) as determined periodically by the Board of Directors.

                  (b) Additional Compensation. As additional compensation for the Services, the Employer shall pay to the Employee the following amount: (x) with respect to calendar year 1999, an annual bonus payment at the "Minimum," "Plan" or "Maximum" percentage payment levels, as the case may be, in accordance with the terms of the Employer's 1999 Executive Bonus Plan and (y) with respect to subsequent calendar years, other annual incentive compensation as the Board of Directors of the Employer determines in its sole discretion to pay the Employee, payable in all cases on or around March 1 of the following year. The Employee will be entitled to participate in the 1999 Executive Bonus Plan as a Level 2 Employee. The Employee acknowledges that the Employer may terminate or modify its Executive Bonus Plan or other incentive plans (excluding the 1999 Executive Bonus Plan as in effect and applied to the

Employee on the date hereof) at any time, although no termination or amendment affecting the Employee will be made effective unless it is consistently applied to other employees participating in such plans. In the event of any conflict or inconsistency between the terms of the 1999 Executive Bonus Plan and the terms of Section 2(b) or 3 of this Agreement, the terms of Sections 2(b) and 3 of this Agreement shall control.

                  (c) Restricted Stock and Stock Options. The Employee has purchased shares of Class A Common Stock of the Employer pursuant to the Securities Purchase and Stockholders Agreement, dated as of May 28, 1997, between the Employer and the Employee (the "1997 Purchase Agreement") and has been granted options to acquire shares of Class A Common Stock of the Employer, pursuant to the Stock Option Agreement, dated as of May 28, 1997, between the Employer and the Employee (the "1997 Stock Option Agreement"). The stock options granted to the Employee under the 1997 Stock Option Agreement were granted pursuant to the Employer's 1997 Stock Option Plan and are fully vested and exercisable as of the date hereof. The 1997 Purchase Agreement and the 1997 Stock Option Agreement are referred to in this Agreement as the "Other Agreements." Except as otherwise provided in this Agreement with respect to payments under the Executive Bonus Plan and except as hereafter mutually agreed by the Employer and the Employee, in the event of a Change in Control (as defined below), to the extent not fully vested at such time, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all incentive compensation, deferred compensation, stock option, stock appreciation rights, restricted stock, phantom stock or other similar plans maintained by the Employer.

                  (d) Benefit Plans. During the Employment Period, the Employee shall be entitled to receive benefits from the Employer consistent with those currently in effect for the Employer's senior executives (including deferred compensation plans, and company automobile and financial planning perquisites), as those benefits are revised from time to time by the Board of Directors of the Employer. Nothing contained herein is intended to require the Employer to maintain any existing benefits or create any new benefits. The Employee will be entitled to participate in the Employer's deferred compensation program as a Level 3 Employee and to receive benefits thereunder in accordance with the terms and conditions of such program. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(ii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of one year after the termination date. If the Employment Period is terminated by the Employer or the Employee as set forth in Section 3(e)(iii) below, the Employee and relevant family members shall be entitled to continue to participate in the Employer's welfare benefit plans at the Employer's expense for a period of two years after the termination date. For purposes of this Section 2(d), the Employees' relevant family members shall be those members of the Employee's immediate family covered by the applicable welfare benefit plan immediately prior to the termination date.

                  (e) Vacation and Holidays. The Employee shall be entitled to a minimum of four weeks' vacation each year and paid holidays in accordance with the Employer's policy.

                  (f) No Mitigation. The Employee shall not be required to mitigate the amount of any payments under this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that the Employee may receive from any other source.

                  SECTION 3.  Termination.

                  (a) Death or Disability. If the Employee dies during the Employment Period, the Employment Period shall terminate as of the date of the Employee's death. If the Employee becomes unable to perform the Services for 90 consecutive days due to a physical or mental disability, (i) the Employer may elect to terminate the Employment Period at any time thereafter, and (ii) the Employment Period shall terminate as of the date of such election. All disabilities shall be certified by a physician acceptable to both the Employer and the Employee, or, if the Employer and the Employee cannot agree upon a physician within 15 days, by a physician selected by physicians designated by each of the Employer and the Employee. The Employee's failure to submit to any physical examination by such physician after such physician has given reasonable notice of the time and place of such examination shall be conclusive evidence of the Employee's inability to perform his duties hereunder.

                  (b) Cause. The Employer, at its option, may terminate the Employment Period and all of the obligations of the Employer under this Agreement for Cause. The Employer shall have "Cause" to terminate the Employee's employment hereunder in the event of (i) the Employee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Employee's gross negligence in the performance of the Services, which is not corrected within 15 business days after written notice, (iii) the Employee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of the Services, which is not corrected within 15 business days after written notice, or (iv) the Employee's material breach of any of his obligations under Sections 5 and 6, which is not corrected within a reasonable period of time (determined in light of the cure, if any, appropriate to such material breach, but in no event less than 15 business days) after written notice. If the Employee is charged with a felony, then during the period while such charge or related indictment remains outstanding and until finally determined, the Employer shall have the right to suspend the Employee without compensation.

                  (c) Without Cause. The Employer, at its option, may terminate the Employment Period without Cause at any time.

                  (d) Termination by Employee for Good Reason. The Employee may terminate this Agreement upon 60 days' prior written notice to the Employer for Good Reason (as defined below) if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 business days) after the Employer receives written notice specifying the basis of such Good Reason. "Good Reason" shall mean (i) the failure of the Employer to pay any undisputed amount due under this Agreement or a reduction in Base Salary or benefits provided under this Agreement (other than immaterial reductions in benefits or a reduction in benefits or salary applicable to all of the Employer's bonus eligible employees) or a termination of, or reduction in the percentage level of, the "plan" or "target" bonus opportunity applicable to the Employee from the "Plan" percentage level under the 1999 Executive Bonus Plan in effect on the date hereof (the "Effective Date Plan Percentage"), (ii) a substantial diminution in the status, position and responsibilities of the Employee or (iii) the Employer requiring the Employee to be based at any office or location that requires a relocation or commute greater than 50 miles from the office or location to which the Employee is currently assigned, provided, however, that Good Reason shall not be deemed to exist due to the travel requirements consistent with the performance of the Employee's services hereunder.

                  (e) Payments in the Event of Termination. (i) Basic Termination Payment. Upon the termination of the Employment Period at any time for any reason, the Employer shall pay to the Employee or his estate the Base Salary earned to the date of termination, and if such termination occurs after December 31st of any year for which a bonus is payable pursuant to Section 2(b) but before such bonus has been paid, the Employer shall pay to the Employee or his estate the bonus due for the preceding year.

                  (ii) Additional Involuntary Termination Payment. Upon the termination of the Employment Period at any time by the Employer without Cause or by the Employee for Good Reason, the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to (x) the sum of the Employee's annual Base Salary at the annual rate in effect on the date of termination and the Severance Bonus Amount, multiplied by (y) one. Notwithstanding the foregoing, the Employee shall be entitled to no payment under this Section 3(e)(ii) if he is entitled to receive a payment under Section 3(e)(iii). "Severance Bonus Amount" means an amount equal to the Employee's Base Salary at the annual rate in effect on the date of termination multiplied by a percentage, which is the greater of (1) the Effective Date Plan Percentage and
(2) the "plan" or "target" bonus percentage then applicable under any executive bonus plan or other incentive compensation program for purposes of determining the Employee's annual bonus for the year of termination.

                  (iii) Additional Change in Control Payment. Upon the termination of the Employment Period (x) by the Employer without Cause upon or prior to a Change in Control, provided that the Employee reasonably demonstrates that such termination occurred at the request of a third party participating in, or otherwise in anticipation of or in connection with, such Change in Control, or (y) by the Employee with Good Reason or by the Employer for any reason other than for Cause within one year after a Change in Control, then the Employer shall pay to the Employee within five business days of such termination a lump-sum amount (in addition to the amount payable under the first sentence of Section 3(e)(i)) equal to the sum of (A) the higher of (1) the Employee's annual Base Salary at the date of such termination or (2) the Employee's annual Base Salary at the time of the Change in Control, in each case multiplied by two, and
(B) the Severance Bonus Amount multiplied by two. If the Employment Period is terminated by the Employee for any reason other than with Good Reason on or after the first anniversary of a Change in Control but no later than the 30th day after such first anniversary, the Employee shall be entitled to 50% of the payments specified in this Section 3(e)(iii). If the Employment Period is terminated by the Employee with Good Reason at any time on or after the first anniversary of a Change in Control, the Employee shall be entitled to the payment specified in Section 3(e)(ii).

                  (iv) Change in Control Defined. "Change in Control" means the first to occur of any of the following: (A) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Employer and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination) (B) at any time prior to the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (C) at any time after the consummation of an initial public offering of Class A Common Stock of the Employer or other common stock of the Employer having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Employer's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Employer (excluding shares owned by employees of the Employer as of the date of determination), (D) individuals serving as directors of the Employer on the date hereof and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (x) such individuals or directors whose election was previously so approved or (y) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Employer held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Employer, (E) the adoption of a plan relating to the liquidation or dissolution of the Employer in connection with an equity investment or sale or a business combination transaction or (F) any other event or transaction that the Board of Directors of the Employer deems to be a Change in Control. "Combined Voting Power" with respect to capital stock of the Employer means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Employer. "Principal Shareholders" means (i) Charlesbank Equity Fund IV, Limited Partnership and the investors in such fund, (ii) Charlesbank Equity Fund IV G.P. Limited Partnership, (iii) Charlesbank Capital Partners, LLC (and any other fund managed by Charlesbank Capital Partners, LLC), (iv) any investor (other than The 1818 Mezzanine Fund, L.P.) whose investment in the Employer is approved by the representative of management on the board of the Employer, (v) any new investors in the Company designated as Principal Shareholders by Charlesbank Capital Partners, LLC within one year of the initial investment by Charlesbank Equity Fund IV, Limited Partnership, and (vi) any corporation, partnership, limited liability company or other entity a majority of the capital stock or other ownership interests of which are directly or indirectly owned by any of the foregoing.


                  (v) Other Provisions Applicable to Payments. Any amounts due under this Section 3 and not paid when due shall bear interest (compounded annually) for the period from and including the date payable to but excluding the date paid at a rate per annum equal to the sum of (x) four percent and (y) the rate publicly announced by BankBoston, N.A. as its "prime rate."

                  (f) Termination of Obligations. In the event of termination of the Employment Period in accordance with this Section 3, all obligations of the Employer and the Employee under this Agreement shall terminate, except for any amounts payable by the Employer as specifically set forth in Section 3(e); provided, however, that notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 5 and Section 6 shall survive such termination in accordance with their respective terms and the relevant provisions of Section 7 shall survive such termination indefinitely. In the event of termination of the Employment Period in accordance with this Section 3, the Employee agrees to cooperate with the Employer in order to ensure an orderly transfer of the Employee's duties and responsibilities.

                  SECTION 4.  Parachute Excise Tax Gross-Up

                  (a) If, as a result of any payment or benefit provided under this Agreement or under any other plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer, either alone or together with such other payments and benefits which the Employee receives or is then entitled to received from the Employer, the Employee becomes subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), (together with any interest and penalties thereon an "Excise Tax"), the Employer shall pay the Employee an amount (the "Gross-Up Payment") sufficient to place the Employee in the same after-tax financial position that he would have been in if he had not incurred any tax liability under Section 4999 of the Code. For purposes of determining whether the Employee is subject to an Excise Tax and the amount of any Gross-Up Payment, (i) any payments or benefits received by the Employee (whether pursuant to the terms hereof or pursuant to any plan, arrangement or other agreement with the Employer or any entity affiliated with the Employer) which payments ("Contingent Payments") are deemed to be contingent on a change described in Section 280G(b)(2)(A)(i) of the Code shall be taken into account and (ii) the Employee shall be deemed to pay federal, state and local taxes at the highest marginal applicable rates of such taxes for the calendar year in which the Gross-Up Payment is to be made, net of the maximum deduction from federal income taxes which could be obtained from deduction of any state and local taxes deemed paid by the Employee.

                  (b) The determination of whether the Employee is subject to Excise Tax and the amounts of such Excise Tax and Gross-Up Payment, as well as other calculations hereunder, shall be made at the expense of the Employer by Arthur Andersen, which shall provide the Employee with prompt written notice (the "Employer Notice") setting forth their determinations and calculations. Within 30 days following the receipt by the Employee of the Employer Notice, the Employee may notify the Employer in writing (the "Employee Notice") if the Employee disagrees with such determinations or calculations, setting forth the reasons for any such disagreement. If the Employer and the Employee do not resolve such disagreement within 10 business days following receipt by the Employer of the Employee Notice, such dispute will be resolved in accordance with Section 7(f). The Employer shall pay all reasonable expense incurred by either party in connection with the determinations, calculations, disagreements or resolutions pursuant to this paragraph, including, but not limited to, reasonable legal, consulting or other similar fees.

                  (c) The Employee shall notify the Employer in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Employer of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after the Employee is informed in writing of such claim and shall apprise the Employer of the nature of such claim and the date of which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30 day period following the date on which the Employee gives such notice to the Employer (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Employer notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                      (i) give the Employer any information reasonably requested by the Employer relating to such claim;

                      (ii) take such action in connection with contesting such claim as the Employer shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employer and reasonably satisfactory to the Employee;

                      (iii) cooperate with the Employer in good faith in order to effectively contest such claim; and

                      (iv) permit the Employer to participate in any proceedings relating to such claim;

                  provided, however, that the Employer shall bear and pay directly all costs and expenses (including, but not limited to, additional interest and penalties and related legal, consulting or other similar fees) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

                  (d) The Employer shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Employer shall determine; provided, however, that if the Employer directs the Employee to pay such claim and sue for a refund, the Employer shall advance the amount of such payment to the Employee on an interest-free basis, and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or other tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Employee is required to extend the statute of limitations to enable the Employer to contest such claim, the Employee may limit this extension solely to such contested amount. The Employer's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority. In addition, no position may be taken nor any final resolution be agreed to by the Employer without the Employee's consent if such position or resolution could reasonably be expected to adversely affect the Employee (including any other tax position of the Employee unrelated to the matters covered hereby).

                  (e) As a result of the uncertainty in the application of
Section 4999 of the Code at the time of the initial determination by the Employer hereunder, it is possible that Gross-Up Payments which will not have been made by the Employer should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Employer exhausts its remedies and the Employee thereafter is required to pay to the Internal Revenue Service an additional amount in respect of any Excise Tax, the Employer (in the same fashion as set forth in Section 4(b) shall determine the amount of the Underpayment that has occurred and any such Underpayment shall promptly be paid by the Employer to or for the benefit of the Employee.

                  (f) If, after the receipt by Employee of an amount advanced by the Employer in connection with the contest of an Excise Tax claim, the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall promptly pay to the Employer the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Employer in connection with an Excise Tax claim, a determination is made that Employee shall not be entitled to any refund with respect to such claim and the Employer does not notify the Employee in writing of its intent to contest the denial of such refund prior to the expiration of 30 days after receiving notice of such determination, such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall be offset, to the extent thereof, by the amount of the Gross-Up Payment.

                  SECTION 5.  Confidentiality; Non-Disclosure.

                  (a) (i) Non-Disclosure Obligation. Except as provided in this
Section 5(a), the Employee shall not disclose any Confidential Information of the Employer or any of its affiliates or subsidiaries to any person, firm, corporation, association or other entity (other than the Employer, its subsidiaries, officers or employees, attorneys, accountants, bank lenders, agents, advisors or representatives thereof) for any reason or purpose whatsoever (other than in the normal course of business on a need-to-know basis after the Employer has received assurances that the confidential or proprietary information shall be kept confidential), nor shall the Employee make use of any such confidential or proprietary information for his own purposes or for the benefit of any person, firm, corporation or other entity, except the Employer. As used in this Section, the term "Confidential Information" means all information which is or becomes known to the Employee and relates to matters such as trade secrets, research and development activities, new or prospective lines of business (including analysis and market research relating to potential expansion of the Business), books and records, financial data, customer lists, marketing techniques, financing, credit policies, vendor lists, suppliers, purchasers, potential business combinations, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; provided that the term Confidential Information shall not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Employee or by a person who received such information from the Employee in violation of this Agreement).

                      (ii) Compulsory Disclosures. If the Employee is requested or (in the opinion of his counsel) required by law or judicial order to disclose any Confidential Information, the Employee shall provide the Employer with prompt notice of any such request or requirement so that the Employer may seek an appropriate protective order or waiver of the Employee's compliance with the provisions of this Section 5(a). The Employee will not oppose any reasonable action by, and will cooperate with, the Employer to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Employee is, in the opinion of his counsel, compelled by law to disclose a portion of the Confidential Information, the Employee may disclose to the relevant tribunal without liability hereunder only that portion of the Confidential Information which counsel advises the Employee he is legally required to disclose, and each of the parties hereto agrees to exercise such party's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. During the Employment Period, and for matters arising from events or circumstances occurring during the Employment Period, the Employer will provide for the defense of matters arising under this provision.

                  (b) Assignment of Inventions. The Employee agrees that he will promptly and fully disclose to the Employer all inventions, ideas, software, trade secrets or know-how (whether patentable or copyrightable or not) made or conceived by the Employee (either solely or jointly with others) during the Employment Period and for a period of six months thereafter, all tangible work product derived therefrom (collectively, the "Ideas"). The Employee agrees that all such Ideas shall be and remain the sole and exclusive property of the Employer. On the request of the Employer, the Employee shall, during and after the term of this Agreement, without charge to the Employer but at the expense of the Employer, assist the Employer in any reasonable way to vest in the Employer, title to all such Ideas, and to obtain any related patents, trademarks or copyrights in all countries throughout the world. In this regard, the parties shall execute and deliver any and all documents that the Employer may reasonably request.

                  SECTION 6. Non-Competition; Non-Solicitation. The Employee acknowledges and recognizes his possession of Confidential Information and acknowledges the highly competitive nature of the business of the Employer and its affiliates and subsidiaries and accordingly agrees that, in consideration of the premises contained herein, he will not, during the Employment Period and for one year after the date of termination of the Employment Period, for any reason whatsoever, either individually or as an officer, director, stockholder, member, partner, agent, consultant or principal of another business firm, (x) directly or indirectly engage in North America, or any country in which the Employer or any of its affiliates or subsidiaries actively engages in business during the Employment Period, in any competitive business, (y) assist others in engaging in any competitive business in the manner described in clause
(x), or (z) induce any employee of the Employer or any of its affiliates or subsidiaries to terminate such person's employment with the Employer or such affiliate or subsidiary or hire any employee of the Employer or any of its affiliates or subsidiaries to work with any businesses affiliated with the Employee. The Employee's ownership of not more than 1% of the outstanding capital stock of any public corporation shall not in itself be deemed to be engaging in any competitive business for purposes of this Section 6.

                  SECTION 7.  General Provisions.

                  (a) Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, although the Employee and the Employer consider the restrictions contained in this Agreement to be reasonable for the purpose of preserving the Employer's goodwill and proprietary rights, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. It is expressly understood and agreed that although the Employer and the Employee consider the restrictions contained in Section 6 to be reasonable, if a final determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is unenforceable against the Employee, the provisions of this Agreement shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable.

                  (b) Remedies. The parties acknowledge that the Employer's damages at law would be an inadequate remedy for the breach by the Employee of any provision of Section 5 or Section 6, and agree in the event of such breach that the Employer may obtain temporary and permanent injunctive relief restraining the Employee from such breach, and, to the extent permissible under the applicable statutes and rules of procedure, a temporary injunction may be granted immediately upon the commencement of any such suit. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available at law or equity for such breach or threatened breach of
Section 5 or Section 6 or for any breach or threatened breach of any other provision of this Agreement.

                  (c) Withholding. The Employer shall withhold such amounts from any compensation or other benefits payable to the Employee under this Agreement on account of payroll and other taxes as may be required by applicable law or regulation of any governmental authority.

                  (d) Employer's Successors. The Employer shall require any successor or successors (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Employer's business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Employer would be required to perform it in the absence of a succession. The Employer's failure to obtain such agreement prior to the effectiveness of a succession shall be a breach of this Agreement and shall entitle the Employee to all of the compensation and benefits to which he would have been entitled hereunder if the Employer had involuntarily terminated his employment without Cause immediately after such succession become effective. For all purposes under this Agreement, the term "Employer" shall include any successor or successors to the Employer's business and/or assets which executes and delivers the assumption agreement described in the subsection or which becomes bound by this Agreement by operation of law.

                  (e) Employee's Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributee, devisees and legatees.

                  (f) Indemnity. The Employer hereby agrees to indemnify and hold the Employee harmless consistent with the Employer's policy against any and all liabilities, expenses (including attorneys' fees and costs), claims, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any proceeding arising out of the Employee's employment with the Employer (whether civil, criminal, administrative or investigative, other than proceedings by or in the right of the Employer), if with respect to the actions at issue in the proceeding the Employee acted in good faith and in a manner Employee reasonably believed to be in, or not opposed to, the best interests of the Employer, and (with respect to any criminal action) Employee had no reason to believe Employee's conduct was unlawful. Said indemnification arrangement shall (i) survive the termination of this Agreement,
(ii) apply to any and all qualifying acts of the Employee which have taken place during any period in which he was employed by the Employer, irrespective of the date of this Agreement or the term hereof, including, but not limited to, any and all qualifying acts as an officer and/or director of any affiliate while the Employee is employed by the Employer and (iii) be subject to any limitations imposed from time to time under applicable law.

                  (g) Dispute Resolution; Attorney's Fees. The Employer and the Employee agree that any dispute arising as to the parties' rights and obligations hereunder shall be resolved by binding arbitration before an arbitrator to be determined by mutually agreeable means. In such event, each of the Employer and the Employee shall have the right to full discovery. The Employer shall bear all costs of the arbitrator in any such proceeding, and if the arbitration is definitively decided in the Employee's favor, the Employee shall have the right, in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees; provided, however, that the Employer shall have the right, in any dispute other than a dispute relating to the occurrence of a Change in Control or the payment of an amount under Section 3(e)(iii), in addition to any other relief granted by such arbitrator, to recover reasonable attorneys' fees in the event that a claim brought by the Employee is definitively decided in the Employer's favor (with



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the amount of such fees being limited to those expended defending the claim or claims decided in favor of the Employer). Any judgment by such arbitrator may be entered into any court with jurisdiction over the dispute.

                  (h) Acknowledgment. The Employee acknowledges that he has been advised by the Employer to seek the advice of independent counsel prior to reaching agreement with the Employer on any of the terms of this Agreement. The parties agree that no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party's role in drafting the Agreement.

                  (i) Amendments and Waivers. No modification, amendment or waiver, of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by facsimile (with confirmation of receipt), addressed as follows:

                           If to the Employer:

                                    Heafner Tire Group, Inc.
                                    2105 Water Ridge Parkway, Suite 500
                                    Charlotte, North Carolina  28217
                                    Attention:  President
                                    Facsimile:  (704) 423-8987

                           with a copy to:

                                    Howard, Smith & Levin LLP
                                    1330 Avenue of the Americas
                                    New York, New York  10019
                                    Attention:  Scott F. Smith
                                    Facsimile:  (212) 841-1010

                           and:

                                    Charlesbank Capital Partners, LLC
                                    600 Atlantic Avenue
                                    Boston, Massachusetts 02210-2203
                                    Attention: Mark A. Rosen and Tami E. Nason
                                    Facsimile: (617) 619-5402
                           with a copy to:

                                    Skadden, Arps, Slate Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, NY 10022
                                    Facsimile:  (212) 735-2000
                                    Attention:  David J. Friedman


                           If to the Employee:

                                    J. Lewis McKnight, Jr.
                                    8955 Harris Road
                                    Concord, NC 28027

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If such notice or communication is mailed, such communication shall be deemed to have been given on the fifth business day following the date on which such communication is posted.

                  (j) Descriptive Headings; Certain Interpretations. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement: (i) any reference in this Agreement to any agreement, document or instrument includes all permitted supplements and amendments; (ii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iii) the words "include," "included" and "including" are not limiting; and (iv) a reference to a person or entity includes its permitted successors and assigns.

                  (k) Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement and the Other Agreements contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and the Other Agreements and supersede all other or prior written or oral agreements or understandings among the parties with respect to the Employee's employment by the Employer.

                  (L) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA.

                  (M) CONSENT TO JURISDICTION. EACH OF THE EMPLOYER AND THE EMPLOYEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA SITTING IN MECKLENBURG COUNTY AND ALL STATE COURTS OF THE STATE OF NORTH


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

CAROLINA SITTING IN MECKLENBURG COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE EMPLOYEE AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS. EACH OF THE EMPLOYER AND THE EMPLOYEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN SECTION 7(I) AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.



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

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                   THE J.H. HEAFNER COMPANY, INC.


                                   By: /s/ Donald C. Roof
                                      ------------------------------------------
                                           Donald C. Roof
                                           President and Chief Executive Officer


                                       /s/ J. Lewis McKnight, Jr.
                                   ---------------------------------------------
                                           J. Lewis McKnight, Jr.




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